UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 17, 2017

THERON RESOURCE GROUP
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 000-53845

Wyoming	26-0665325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 504/30, West Office Tower
Shanghai Centre, 1376 West Nanjing Road
Jing An District, Shanghai 200040, P.R.C.
(Address and zip code of principal executive offices)

86-21-6010 1269
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2017, Yaohsu (Joseph) Wang, tendered his notice resigning from all his positions as Chief Executive Officer, Chief Financial Officer and Secretary of Theron Resource Group with effect from the same date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THERON RESOURCE GROUP

By: /s/ Yaohsu (Joseph) Wang
Name: Yaohsu (Joseph) Wang
Title: Chief Executive Officer

Date: April 20, 2017